UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

SPATIALIZER AUDIO LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

920 Hampshire Road, Suite A-34, Westlake Village, California 91361
(Address of Principal executive offices)

Registrant’s telephone number, including area code: (408) 296-0600

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

99.1: Spatializer Audio Laboratories, Inc. press release dated November 12, 2003

ITEM 9. REGULATION FD DISCLOSURE (FURNISHED UNDER ITEM 12)

     Spatializer Audio Laboratories, Inc. (“Spatializer”) is furnishing the information in this section under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216.

     On November 12, 2003, Spatializer issued a press release announcing its operating results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 9 by reference. 2

     The information in this report (including exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.

Date: November 12, 2003	By:	/s/ Henry R. Mandell

	Name:	Henry R. Mandell
	Title	Chief Executive Officer and CFO

Exhibit Index

Exhibit	Description of Exhibit

99.1	Spatializer Audio Laboratories, Inc. press release dated November 12, 2003